UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2017

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2017, the Board of Directors of AvalonBay Communities, Inc. (the “Company”) amended the Company’s bylaws, effective immediately. The amendment adds new Section 10.03 to the bylaws, which permits the stockholders of the Company to amend the Company’s bylaws by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock pursuant to a proposal submitted by any stockholder or group of up to five stockholders holding at least one percent of the outstanding shares of the Company’s Common Stock for at least one year (the “Ownership Threshold”).  A stockholder proposal submitted under new Section 10.03 may not alter or repeal (i) Section 7.01 of the bylaws, which provides for indemnification of directors and officers of the Company, without the consent of any indemnified person adversely affected by such proposal or (ii) Article X of the bylaws, which addresses procedures for amendment of the bylaws, without the approval of the Board of Directors.

The Board of Directors believes the Ownership Threshold enables stockholders who hold a meaningful stake in the Company for more than a brief period of time to propose binding amendments to the Company’s bylaws.  In that regard, the Board considered that, based on the most recently available public filings made by stockholders as of August 15, 2017, as of such date (i) 21 stockholders held more than one percent (representing more than 73% of outstanding shares in the aggregate) of the Company’s outstanding Common Stock, (ii) an additional 45 stockholders held at least 0.2 percent (representing more than 19% of outstanding shares in the aggregate), and (iii) these 66 stockholders together owned more than 93% of the outstanding shares of Common Stock of the Company.

The full text of the Company’s Second Amendment to Amended and Restated Bylaws is being filed with this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit No.	Description

3.2	Second Amendment to Amended and Restated Bylaws of AvalonBay Communities, Inc., dated November 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

November 13, 2017

	By:	/s/ Kevin P. O’Shea
	Name:	Kevin P. O’Shea
	Title:	Chief Financial Officer